UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2007

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois 60015
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (847) 267-5300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On July 25, 2007, Dade Behring Holdings, Inc., a Delaware corporation (“Dade Behring”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Siemens Corporation, a Delaware corporation (“Siemens”) and a wholly owned subsidiary of Siemens AG, Belfast Merger Co., a Delaware corporation and a wholly-owned subsidiary of Siemens (“Purchaser”), and Dade Behring.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Dade Behring at a price of $77.00 per share, net to the holder thereof in cash (the “Offer Price”).  Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Dade Behring (the “Merger”) and Dade Behring will become a wholly owned subsidiary of Siemens.  In the Merger, the shares of Dade Behring common stock remaining outstanding following the consummation of the Offer, other than (x) shares held in treasury by Dade Behring or owned by Siemens, Purchaser or any direct or indirect subsidiary of Dade Behring, Siemens or Purchaser or (y) shares held by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive merger consideration equal to the Offer Price.

It is a condition to Purchaser’s obligation to accept for payment and pay for the shares tendered in the Offer that more than 50% of the then-outstanding shares of Dade Behring common stock (adjusted to take into account the potential exercise of certain securities exercisable for shares of Dade Behring common stock) shall have been validly tendered in accordance with the terms of the Offer and not withdrawn (the “Minimum Condition”).  The Minimum Condition may not be waived by Purchaser without the prior written consent of Dade Behring.  In addition, the obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is also subject to the satisfaction or waiver of other closing conditions set forth in the Merger Agreement, including among others, the expiration of waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and clearances under the European Commission’s Merger Regulation (EEC 139/2004) and other antitrust laws.

The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by Siemens and Purchaser after Purchaser’s acceptance of the shares properly tendered and not withdrawn pursuant to the Offer, adoption of the Merger Agreement by the holders of the outstanding shares of Dade Behring common stock after the completion of the Offer.

The Merger Agreement includes customary representations, warranties and covenants of Dade Behring, Siemens and Purchaser.  Dade Behring has agreed to operate its business in the ordinary course until the Merger is consummated.  Dade Behring has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Dade Behring and to certain restrictions on its ability to respond to such unsolicited proposals it may receive.  The Merger Agreement also includes customary termination provisions for both Dade Behring and Siemens and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Dade Behring may be required to pay Siemens a termination fee of $180 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

On July 25, 2007, Dade Behring issued a press release announcing the execution of the Merger Agreement.  A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report and is incorporated herein by reference to provide information regarding its terms.  The Merger Agreement contains representations and warranties Dade Behring, Siemens and Purchaser made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract by and among Dade Behring, Siemens and Purchaser and may be subject to important qualifications and limitations agreed to by Dade Behring, Siemens and Purchaser in connection with negotiating its terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among Dade Behring, Siemens and Purchaser rather than establishing matters as facts.

*     *     *     *     *

Notice to Investors

The tender offer for all of the outstanding shares of common stock of Dade Behring referred to in this report has not yet been commenced.  This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.  The solicitation and the offer to buy all of the outstanding shares of Dade Behring common stock will be made pursuant to an offer to purchase and related materials that Siemens intends to file with the Securities and Exchange Commission.  At the time the offer is commenced, Siemens will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and promptly after the commencement of the offer Dade Behring will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer.  The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer.  These materials will be sent free of charge to all stockholders of Dade Behring when available.  In addition, all of these materials (and all other materials filed by Dade Behring with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Dade Behring by contacting Dade Behring Investor Relations at Dade Behring Holdings, Inc, 1717 Deerfield Road, Deerfield, Illinois  60015, Attention: Investor Relations or at (847) 267-5300.

Forward Looking-Statements

This report may contain “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward looking statements involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of Dade Behring and members of its senior management team or other persons.  Forward looking statements include statements regarding:  expectations regarding business combination and similar transactions, prospective performance and opportunities and the outlook for Dade Behring’s businesses, performance and opportunities and regulatory approval, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  In addition, Dade Behring is in the process of a major new product launch, which involves risks and uncertainties regarding product performance, costs of introduction and support, and customer acceptance.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements.  Actual results may differ materially from those currently contemplated due to a number of risks and uncertainties.  Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include:  uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Dade Behring stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Dade Behring’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by Dade Behring, as well as the tender offer documents to be filed by Siemens and the solicitation/recommendation statement to be filed by Dade Behring.  All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Dade Behring by contacting Dade Behring Investor Relations at Dade Behring Holdings, Inc, 1717 Deerfield Road, Deerfield, Illinois  60015, Attention: Investor Relations or at (847) 267-5300.  Dade Behring does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Interests of Certain Persons in the Offer and the Merger

Siemens, Dade Behring and/or directors or executive officers of Siemens and/or Dade Behring may be deemed to be participants in the solicitation of proxies from Dade Behring stockholders or the solicitation of Dade Behring stockholders to tender their shares pursuant to the tender offer.

Item 3.03.  Material Modification to Rights of Security Holders

In connection with the Merger Agreement, the Dade Behring entered into an amendment, dated as of July 25, 2007 (the “Amendment”), to the Rights Agreement, dated as of October 3, 2002 (the “Rights Agreement”), by and between Dade Behring and Mellon Investor Services LLC, a New Jersey limited liability company (the “Rights Agent”), as rights agent pursuant to the Rights Agreement, to render the Rights Agreement inapplicable to the Merger Agreement and the transactions contemplated thereby.

Pursuant to the Amendment, the execution or delivery of the Merger Agreement, the consummation of any transactions contemplated thereby, or the announcement of any of the foregoing events will not result in Parent, Purchaser or any of their respective affiliates or associates becoming an Acquiring Person (as such term is defined in the Rights Agreement) or result in the occurrence or deemed occurrence of the Stock Acquisition Date (as such term is defined in the Rights Agreement) or the Distribution Date (as such term is defined in the Rights Agreement). The Amendment also provides that the Rights (as such term is defined in the Rights Agreement) issued pursuant to the Rights Agreement will expire immediately prior to the effective time of the Merger if the Rights have not otherwise expired.

A copy of the Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 25, 2007, by and among Siemens Corporation, Belfast Merger Co. and Dade Behring Holdings, Inc.

4.1

Amendment No. 1 to the Rights Agreement, dated as of July 25, 2007, by and between Dade Behring Holdings, Inc. and Mellon Investor Services LLC, amending the Rights Agreement, dated as of October 3, 2002.

99.1	Press Release of Dade Behring Holdings, Inc., dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

Dated: July 26, 2007	By:	/s/ John M. Duffey
Name John M. Duffey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 25, 2007, by and among Siemens Corporation, Belfast Merger Co. and Dade Behring Holdings, Inc.

4.1

Amendment No. 1 to the Rights Agreement, dated as of July 25, 2007, by and between Dade Behring Holdings, Inc. and Mellon Investor Services LLC, amending the Rights Agreement, dated as of October 3, 2002.

99.1	Press Release of Dade Behring Holdings, Inc., dated July 25, 2007.